UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21719

INVESTMENT MANAGERS SERIES TRUST
(Exact name of registrant as specified in charter)

803 W. Michigan Street
Milwaukee, WI 53233
(Address of principal executive offices) (Zip code)

Constance Dye Shannon
UMB Fund Services, Inc.
803 W. Michigan Street
Milwaukee, WI 53233
(Name and address of agent for service)

(414) 299-2295
Registrant's telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period:  March 31, 2013

Item 1. Report to Stockholders.

The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

Palmer Square SSI Alternative Income Fund

(Institutional Class: PSCIX)
 (Investor Class: PSCAX)

ANNUAL REPORT
March 31, 2013

a series of the Investment Managers Series Trust

Table of Contents

Shareholder Letter	1
Fund Performance	6
Schedule of Investments	7
Statement of Assets and Liabilities	18
Statement of Operations	19
Statement of Changes in Net Assets	20
Statement of Cash Flows	21
Financial Highlights	22
Notes to Financial Statements	24
Report of Independent Registered Public Accounting Firm	31
Supplemental Information	32
Expense Example	34

This report and the financial statements contained herein are provided for the general information of the shareholders of the Palmer Square SSI Alternative Income Fund.  This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which includes information regarding the Fund’s risks, objectives, fees and expenses, experience of its management and other information.

www.palmersquarecap.com

Palmer Square SSI Alternative Income Fund

March 2013

Dear Shareholder:

The Palmer Square SSI Alternative Income Fund (the “Fund”) returned 4.21%, for Class
I Shares, for the period from inception 5/25/2012 through 3/31/2013 outperforming its benchmark the 3 Month Treasury Bill (which increased 0.07%). During that same period, we are pleased to report that the Fund’s volatility (as defined by standard deviation) was 1.59% and beta† to the S&P 500 was -0.05. A broader discussion on performance is incorporated later in this letter.

The Palmer Square SSI Alternative Income Fund is a market-neutral fixed income strategy seeking to provide income and absolute return by employing a highly focused alternative income strategy focused around convertible bonds. The Fund does not use leverage and seeks to generate positive returns in both advancing and declining markets. The sub-advisor to the Fund, SSI Investment Management, Inc. (“SSI”), has extensively focused on the management of convertible securities for over thirty years. The convertible income strategy managed by SSI was incepted January 1995, and has utilized a consistent process and philosophy since its inception. The investment team has a long tenure working together on this strategy as there has been no turnover on the portfolio management team.

Market Viewpoint / Outlook / Recap

The economic environment from the launch of the Fund has continued to be a roller coaster of macro concerns revived and then alleviated while the markets seem to be driven by central bank activity, particularly that of the European Central Bank (the “ECB”) and the U.S. Federal Reserve Bank (the “Fed”). Below is a recount of the market environment as it evolved quarter-by-quarter since the launch of the Fund.

Despite conflicting global economic indicators in the third quarter of 2012 (global growth slowing while domestic indicators appearing to improve), most global asset classes showed considerable gains. These gains were primarily attributable to the unprecedented accommodative monetary policy undertaken by the ECB and the Fed. A possible breakup of the European Union (the “EU”) drove the ECB to purchase sovereign debt. This action was successful in reducing the likelihood of a breakup of the EU or a debt default and allowed the markets to temporarily shift its focus away from Europe. During the quarter the Fed also embarked on a third round of “quantitative easing”.

† See 'Notes' page for term definitions.

Palmer Square Capital Management LLC 11300 Tomahawk Creek Parkway, Suite 200, Leawood, KS 66211 www.palmersquarefunds.com

Markets in the fourth quarter of 2012 were primarily focused on the “fiscal cliff” issue along with the exhausting completion of a contentious presidential debate in the United States. This in conjunction with a weak economy in Europe and the growth slowdown in China, resulted in the equity and credit markets delivering negative returns in the quarter until the second half of December. As year-end 2012 approached, the US Congress finally acted taking steps to alleviate the fiscal cliff debate and introduce legislation that extended most of the Bush tax cuts. Equity markets largely rallied in the second half of December on these developments as a failure to act was perceived to have meant substantial fiscal drag on the economy and significant risk of at least a mild recession for the first half of 2013.

The momentum in the markets from the last half of December carried into the first quarter of 2013, aided by improving domestic economic data including housing, the labor market and auto production. The credit markets remained robust with corporate debt issuance near record levels and credit spreads continued to tighten further. Despite these positive domestic developments, European fears were reignited in early February after a deadlocked Italian election created political uncertainty. This was followed by concerns from the Cyprus bailout and the future implications from the large haircut taken by deposit holders of Cyprus’ two large banks. Peripheral sovereign bond yields jumped after each of these events. As economic conditions in Europe continue to show no signs of lasting improvement and cycle back into uncertainty, the probability of further political risks grows.

Looking forward, we believe the US economy  appears to be positioned for positive growth, in spite of headwinds from fiscal tightening and the persistent re-emergence of European fears. Monetary policy remains extremely accommodative, and both the housing sector and auto sector are strengthening. The major issue facing the markets is the Fed’s stance toward quantitative easing going forward and the impact on markets. At some point the Fed will have to reduce its activity. When this occurs, Treasury yields could rise and act as a headwind to the fixed income markets. The Alternative Income Fund maintains a low duration, and we believe it is positioned to perform well in a rising rates environment. We believe this environment will continue to provide good opportunities to earn returns from a favorable combination of current yield, convergence of undervalued convertibles, and opportunities to benefit from equity volatility.

Performance Discussion

The Palmer Square SSI Alternative Income Fund returned 4.21%, for Class I Shares, for the period from inception 5/25/2012 through 3/31/2013 outperforming its benchmark the 3 Month Treasury Bill (which increased 0.07%). During that same period, we are pleased to report that the Fund’s volatility (as defined by standard deviation) was 1.59% and beta to the S&P 500 was -0.05. From a risk standpoint since inception, we are very pleased as we have maintained minimal correlation and beta to the equity indices (-0.43 and -0.05, respectively as measured to the S&P 500 Index) while keeping volatility low (1.59% from inception). The various performance periods for the Fund and the 3 Month Treasury Bill are listed below as well as key portfolio statistics throughout the period.

Palmer Square Capital Management LLC 11300 Tomahawk Creek Parkway, Suite 200, Leawood, KS 66211 www.palmersquarefunds.com

No Load	PSCIX	PSCAX	Citigroup 3-Month T-Bill Index*
Month (Mar)	0.48%	0.48%	0.01%
3 MO	1.77%	1.77%	0.02%
6 MO	2.16%	2.13%	0.04%
YTD 2013	1.77%	1.77%	0.02%
ITD	4.21%	4.17%	0.07%
Std Dev	1.59%	1.58%	—
Beta to S&P 500	-0.05	-0.05	—

Maximum Sales Load (A Share)
Month (Mar)	—	-5.30%	0.01%
3 MO	—	-4.07%	0.02%
6 MO	—	-3.72%	0.04%
YTD 2013	—	-4.07%	0.02%
ITD	—	-1.82%	0.07%

The inception date of the Palmer Square SSI Alternative Income Fund (the “Fund”) is 5/25/2012. Please see the Fund’s prospectus for additional detail regarding SSI’s performance history of this strategy. Class I shares – Annual Expense Ratio: Gross 2.04% / Net 1.99%. The Net Expense Ratio reflects fees and expenses that the Adviser has contractually agreed to reduce and/or reimburse through at least March 31, 2014. Ratio after fee waiver and/or expense reimbursement (less 0.50% excluded expenses): 1.49%. The performance data quoted here represents past performance. Past performance is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end please call 1 866-933-9033.

* See ‘Notes’ for term definitions.

Key Strategy Attributes	06/30/2012	09/30/2012	12/31/2012	03/31/2013
Number of Positions	87	99	110	114
Average Hedge Ratio*	69%	69%	67%	68%
Average Conversion Premium*	42.1%	42.1%	42.7%	44.5%
Median Issue Size	$295M	$289M	$295M	$289M
Average Percentage Below Theoretical (Fair) Value*	3.3%	4.0%	3.6%	2.3%

Sector	06/30/2012	09/30/2012	12/31/2012	03/31/2013
Financials	30%	25%	22%	25%
Information Technology	9%	14%	14%	16%
Consumer Discretionary	16%	17%	17%	14%
Health Care	11%	11%	12%	12%
Energy	9%	10%	11%	12%
Industrials	16%	14%	13%	10%
Materials	5%	5%	6%	6%
Consumer Staples	3%	3%	3%	3%
Telecommunication Services	2%	2%	3%	2%

Portfolio composition will change due to ongoing management of the Fund. Sector references should not be construed as recommendations by the Fund, its Advisor or Distributor.

* See ‘Notes’  for term definitions.

We are pleased with the Fund’s performance since its inception 05/25/2012. The Fund has successfully managed a market environment of varying sentiment and unprecedented central banking activity to deliver an attractive risk-adjusted return to investors. Throughout the last three quarters the Fund has become fully invested as we believe the convertible market remains strong and the opportunity set continues to be attractive. Below we have highlighted some key points we believe underscore the opportunity for the year ahead:

Palmer Square Capital Management LLC 11300 Tomahawk Creek Parkway, Suite 200, Leawood, KS 66211 www.palmersquarefunds.com

•	Favorable price distribution (a majority of the convertible bonds in the market are currently priced between $80 - $120)

•	Small and mid-cap issuers represent a majority of the convertible bonds offered in the market.

•	Non-investment grade convertible bond spreads are still favorable versus equivalent high yield bond spreads.

•	The ownership profile in the market remains healthy, approximately evenly split between hedge funds and outright managers.

The balanced ownership profile and differential between non-investment grade convertible and high yield spreads limit the risk of a convertible-specific valuation contraction, allowing the Fund to be fully invested and capture our current yield. The structure and composition of the market, along with limited room for further overall credit spread contraction, favor our process of conducting extensive research with a balanced profile.

Regarding some of the Fund’s specific portfolio characteristics, sector allocations have remained fairly constant. As a reminder to investors, the Fund does not target sector allocation levels or maintain a sector focus. Sector allocations result from the investment team’s fundamental security analysis. In addition, financials, industrials, health care, and information technology have historically been the largest issuers of convertible securities and may commonly rank among the largest sector allocations in the portfolio.

The number of holdings in the portfolio has increased from 87 at inception to 114 as of 3/31/2013. This is a reflection of the Fund becoming fully invested as we believe the convertible market is strong and presents a number of compelling opportunities. New issuance in the convertible market has been robust over the last three quarters, which fueled opportunities in the portfolio. Though the average percentage below theoretical fair value (the perceived “cheapness” of the average holding) has come down slightly from the Fund’s inception, at 2.25% this remains an indication that the convertibles we are able to add to the portfolio continue to be attractively valued. We believe that this coupled with an attractive yield in the portfolio, particularly when taken into consideration versus other income alternatives in the market today, provide a compelling opportunity to investors.

We continue to see good return potential from a combination of income, valuation convergence, and equity volatility, and remain fairly fully invested. We look forward to having the opportunity to continue reporting on the Fund’s development in 2013.

Thank you for the continued trust, support, and confidence in our team.

Sincerely,

Palmer Square Capital Management Investment Team
816.994.3200
investorrelations@palmersquarecap.com

Palmer Square Capital Management LLC 11300 Tomahawk Creek Parkway, Suite 200, Leawood, KS 66211 www.palmersquarefunds.com

Notes and Disclosure

This report is limited to the dissemination of general information  pertaining to Palmer Square Capital Management’s services and general economic market conditions. The information  contained herein is not intended to be personal legal or investment advice or a solicitation to buy or sell any security or engage in a particular investment strategy. Nothing herein should be relied upon as such. The views expressed are for informational  purposes only and do not take into account any individual personal, financial, or tax considerations. There is no guarantee that any claims made will come to pass.

Palmer Square Capital Management LLC (“Palmer Square”) is an SEC registered investment adviser with its principal place of business in the State of Kansas. Palmer Square and its representatives are in compliance with the current registration and notice filing requirements imposed upon registered investment advisers by those states in which Palmer Square maintains clients. Palmer Square may only transact business in those states in which it is notice filed, or qualifies for an exemption or exclusion from notice filing requirements. Any subsequent, direct communication by Palmer Square with a prospective client shall be conducted by a representative that is either registered or qualifies for an exemption or exclusion from registration in the state where the prospective client resides. For additional information  about Palmer Square, including  fees and services, please contact Palmer Square or refer to the Investment Adviser Public Disclosure website (www.  adviserinfo.sec.gov).  Please read the disclosure statement carefully before you invest or send money.

Past performance does not guarantee future results. Funds seeking absolute return are not designed to outperform stocks and bonds in strong markets. Asset allocation decisions may not always be correct and may adversely affect Fund performance.

The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors also may have an effect on a convertible security’s investment value. Debt securities have interest rate, inflation  and credit risks and are subject to prepayment and default risk. High yield and junk securities involve greater risk and tend to be more sensitive to economic conditions and credit risk. Short sales may be considered speculative and it may be difficult  to purchase securities to meet delivery obligations.  The use of leverage can magnify the changes in the Fund’s value and make the fund more volatile. Foreign  and US currencies  may unfavorably fluctuate in value relative to each other. Distressed securities are typically unrated, lower-rated, in default or close to default and the prices may be extremely volatile, more likely to become worthless and the Fund may lose all of its investment.

Foreign investments present additional risk due to currency fluctuations,  economic and political factors, government regulations, differences in accounting standards and other factors. Investments in emerging markets involve even greater risks. Small, mid and large cap stocks are subject to substantial risks such as market, business, size volatility, management experience, product diversification, financial resource, competitive strength, liquidity, and potential to fall out of favor that may cause their prices to fluctuate over time, sometimes rapidly and unpredictably. The Fund is actively managed and may experience high turnover. This may cause higher fees, expenses and taxes, which could detract from Fund performance.  The Fund is new and has a limited history of operations.

These views are subject to change at any time based on market and other conditions, and Palmer Square disclaims any responsibility to update such views. No forecasts can be guaranteed. These views may not be relied upon as investment advice or as an indication of trading intent on behalf of any Palmer Square portfolio.

The Palmer Square SSI Alternative Income Fund is distributed by IMST Distributors, LLC.

Definitions

Average Conversion Premium - The average amount by which the price of a convertible security exceeds the current market value of the common stock into which it may be converted.

Average Hedge Ratio - The average of a ratio of the value of the proportion of a position that is hedged to the value of the entire position. A hedge ratio shows how exposed an investment is to risk.

Average Percentage Below Theoretical (Fair) Value – The average percentage below the calculated price at which a security should sell.

Beta - Describes an investment’s volatility in relation to that of the stock or bond market as a whole. For example, the S&P 500  is typically considered to be ‘the equity market’ and it has a beta of 1.0.

Citigroup 3-Month T-Bill Index - This index measures monthly return equivalents of yield averages that are not marked to market. The Three-Month Treasury Bill Indexes consist of the last three three-month Treasury bill issues. It is not possible to invest directly in an index.

S&P 500 - An unmanaged capitalization-weighted  index (weighted by the market value of the companies) of 500 stocks listed on various exchanges. It is not possible to invest directly in an index.

Static Portfolio Income - A constant or fixed portion of income derived from investments, dividends, interest and capital gains.

Palmer Square Capital Management LLC 11300 Tomahawk Creek Parkway, Suite 200, Leawood, KS 66211 www.palmersquarefunds.com

Palmer Square SSI Alternative Income Fund
FUND PERFORMANCE at March 31, 2013

This graph compares a hypothetical $1,000,000 investment in the Fund’s Class I Shares, made at its inception with a similar investment in the Citigroup 3-Month T-Bill Index.  Results include the reinvestment of all dividends and capital gains.  The Citigroup 3-Month T-Bill Index measures monthly return equivalents of yield averages that are not marked to market.  The index does not reflect expenses, fees or sales charge, which would lower performance. The index is unmanaged and it is not possible to invest in an index.

Total Returns as of March 31, 2013
Share Class	3 Months	6 Months	Since Inception* (5/25/12)
At NAV
Class A	1.77%	2.13%	4.17%
Class I	1.77%	2.16%	4.21%
With Maximum Sales Load
Class A	-4.07%	-3.72%	-1.82%
Citigroup 3-Month T-Bill Index	0.02%	0.04%	0.07%
*Cumulative Return.

The performance data quoted here represents past performance and past performance is not a guarantee of future results.  Investment return and principal value will fluctuate so that an investor's shares when redeemed may be worth more or less than their original cost.  Current performance may be lower or higher than the performance information quoted.  The most recent month end performance may be obtained by calling 1-866-933-9033 or by visiting www.palmersquarefunds.com.

Gross and Net Expense Ratios for Class A Shares are 2.29% and 2.24% respectively, and for Class I Shares are 2.04% and 1.99%, respectively, which are the amounts stated in the current prospectus dated April 19, 2012. The Advisor’s contractual agreement to waive its fees and/or absorb expenses is in effect until April 30, 2013 (when it will automatically renew for an additional one year period).

The Fund’s Class A Shares total returns reflect payment of the maximum sales charge of 5.75%.  The total returns of individual share classes will differ due to varying expenses between the classes. Returns reflect the reinvestment of distributions made by the Fund, if any.  The deduction of taxes that a shareholder would pay on Fund distribution or the redemption of Fund shares is not reflected in the total returns.

The Advisor has waived fees or expenses; absent such waivers, the Fund’s returns would have been lower.

Palmer Square SSI Alternative Income Fund
SCHEDULE OF INVESTMENTS
As of March 31, 2013

Principal Amount		Value
	CORPORATE BONDS – 64.0%
	BASIC MATERIALS – 3.4%
$1,087,000	Horsehead Holding Corp. 3.800%, 7/1/20171, 2	$1,096,511
861,000	Kaiser Aluminum Corp. 4.500%, 4/1/20151, 2	1,207,010
1,614,000	Silver Standard Resources, Inc. (Canada) 2.875%, 2/1/20331, 2, 3, 4	1,445,539
2,546,000	Sterlite Industries India Ltd. (India) 4.000%, 10/30/20141, 2	2,506,219
1,765,000	Stillwater Mining Co. 1.750%, 10/15/20321, 4	2,113,587
		8,368,866
	COMMUNICATIONS – 9.9%
700,000	Blucora, Inc. 4.250%, 4/1/20191, 2, 3, 4	728,438
1,493,000	Ciena Corp. 4.000%, 12/15/20201, 2	1,793,466
1,348,000	Equinix, Inc. 3.000%, 10/15/20141	2,712,850
1,495,000	SBA Communications Corp. 4.000%, 10/1/20141	3,572,116
1,369,000	TIBCO Software, Inc. 2.250%, 5/1/20321, 3, 4	1,332,208
3,311,000	VeriSign, Inc. 3.250%, 8/15/20371	4,923,043
1,507,000	Virgin Media, Inc. 6.500%, 11/15/20161	3,968,119
2,195,000	WebMD Health Corp. 2.500%, 1/31/20181	2,030,375
1,842,000	XM Satellite Radio, Inc. 7.000%, 12/1/20141, 3	3,269,550
		24,330,165
	CONSUMER, CYCLICAL – 9.1%
1,536,000	Callaway Golf Co. 3.750%, 8/15/20191, 2, 3, 4	1,664,640
1,247,000	DR Horton, Inc. 2.000%, 5/15/20141	2,353,712
1,020,000	Hawaiian Holdings, Inc. 5.000%, 3/15/20161, 2	1,095,225
477,000	JetBlue Airways Corp. 6.750%, 10/15/20391, 4	733,984

Palmer Square SSI Alternative Income Fund
SCHEDULE OF INVESTMENTS - Continued
As of March 31, 2013

Principal Amount		Value
	CORPORATE BONDS (Continued)
	CONSUMER, CYCLICAL (Continued)
$606,000	KB Home 1.375%, 2/1/20191, 2, 4	$669,251
1,911,000	Lennar Corp. 2.750%, 12/15/20201, 2, 3, 4	3,707,340
1,656,000	MGM Resorts International 4.250%, 4/15/20151	1,801,935
1,647,000	Regis Corp. 5.000%, 7/15/20141, 2	2,121,542
945,000	Ryland Group, Inc. 1.625%, 5/15/20181, 2	1,415,138
1,185,000	Standard Pacific Corp. 1.250%, 8/1/20321, 2, 4	1,519,762
542,000	Toll Brothers Finance Corp. 0.500%, 9/15/20321, 2, 3, 4	568,423
1,745,000	WESCO International, Inc. 6.000%, 9/15/20291, 4	4,592,622
		22,243,574
	CONSUMER, NON-CYCLICAL – 9.7%
503,000	Alere, Inc. 3.000%, 5/15/20161, 2	496,713
333,000	CBIZ, Inc. 4.875%, 10/1/20151, 2, 3	365,259
1,451,000	Chiquita Brands International, Inc. 4.250%, 8/15/20161	1,331,293
650,000	Cubist Pharmaceuticals, Inc. 2.500%, 11/1/20171	1,110,281
1,875,000	Dendreon Corp. 2.875%, 1/15/20161	1,504,688
1,715,000	Endo Health Solutions, Inc. 1.750%, 4/15/20151	2,048,353
705,000	Exelixis, Inc. 4.250%, 8/15/20191, 2	704,119
1,174,000	Illumina, Inc. 0.250%, 3/15/20161, 3	1,132,910
945,000	Isis Pharmaceuticals, Inc. 2.750%, 10/1/20191, 3	1,190,700
780,000	Live Nation Entertainment, Inc. 2.875%, 7/15/20271, 4	785,850
1,550,000	Medicines Co. 1.375%, 6/1/20171, 3	2,087,656
1,005,000	Molina Healthcare, Inc. 1.125%, 1/15/20201, 2, 3	1,010,025

Palmer Square SSI Alternative Income Fund
SCHEDULE OF INVESTMENTS - Continued
As of March 31, 2013

Principal Amount		Value
	CORPORATE BONDS (Continued)
	CONSUMER, NON-CYCLICAL (Continued)
$1,475,000	NuVasive, Inc. 2.750%, 7/1/20171, 2	$1,441,813
1,272,000	PHH Corp. 6.000%, 6/15/20171	2,454,960
1,511,000	Theravance, Inc. 2.125%, 1/15/20231, 2	1,663,044
898,000	Volcano Corp. 1.750%, 12/1/20171, 2	889,020
1,823,000	WellPoint, Inc. 2.750%, 10/15/20421, 3	2,000,742
1,204,000	Wright Medical Group, Inc. 2.000%, 8/15/20171, 2, 3	1,386,105
		23,603,531
	ENERGY – 6.3%
1,306,000	Alpha Natural Resources, Inc. 2.375%, 4/15/20151	1,245,598
2,335,000	Cobalt International Energy, Inc. 2.625%, 12/1/20191, 2	2,610,822
1,280,000	Goodrich Petroleum Corp. 5.000%, 10/1/20291, 2, 4	1,279,200
833,000	Newpark Resources, Inc. 4.000%, 10/1/20171	981,378
2,927,000	Peabody Energy Corp. 4.750%, 12/15/20411, 2, 4	2,400,140
1,161,000	SEACOR Holdings, Inc. 2.500%, 12/15/20271, 2, 3, 4	1,268,392
1,681,000	Stone Energy Corp. 1.750%, 3/1/20171, 2, 3	1,552,824
1,088,000	Western Refining, Inc. 5.750%, 6/15/20141	3,964,400
		15,302,754
	FINANCIAL – 10.7%
1,031,000	Air Lease Corp. 3.875%, 12/1/20181, 2, 3	1,269,419
1,028,000	American Equity Investment Life Holding Co. 5.250%, 12/6/20291, 2, 3, 4	1,664,075
3,272,000	Amtrust Financial Services, Inc. 5.500%, 12/15/20211, 2	4,646,240
1,589,000	DFC Global Corp. 3.250%, 4/15/20171, 3	1,662,491

Palmer Square SSI Alternative Income Fund
SCHEDULE OF INVESTMENTS - Continued
As of March 31, 2013

Principal Amount		Value
	CORPORATE BONDS (Continued)
	FINANCIAL (Continued)
$1,290,000	Encore Capital Group, Inc. 3.000%, 11/27/20171, 2, 3	$1,478,662
1,220,000	Forest City Enterprises, Inc. 4.250%, 8/15/20181, 2, 4	1,354,962
1,278,000	Forestar Group, Inc. 3.750%, 3/1/20201, 2	1,496,059
1,334,000	iStar Financial, Inc. 3.000%, 11/15/20161, 2	1,571,619
1,203,000	Jefferies Group LLC 3.875%, 11/1/20291, 4	1,241,346
1,482,000	Knight Capital Group, Inc. 3.500%, 3/15/20151, 2	1,478,295
1,079,000	MGIC Investment Corp. 9.000%, 4/1/20631, 3, 4	1,080,349
854,000	National Financial Partners Corp. 4.000%, 6/15/20171, 2	1,582,569
2,024,000	Radian Group, Inc. 2.250%, 3/1/20191, 2	2,449,040
2,888,000	Walter Investment Management Corp. 4.500%, 11/1/20191, 2	3,115,430
		26,090,556
	INDUSTRIAL – 5.7%
2,304,000	Cemex S.A.B. de C.V. (Mexico) 3.750%, 3/15/20181	3,124,800
1,909,000	Covanta Holding Corp. 3.250%, 6/1/20141, 2	2,468,576
1,452,000	DryShips, Inc. (Marshall Islands) 5.000%, 12/1/20141, 2	1,258,702
3,546,000	General Cable Corp. 4.500%, 11/15/20291, 2, 5	4,436,932
803,000	Greenbrier Cos., Inc. 3.500%, 4/1/20181, 2	807,517
1,512,000	Vishay Intertechnology, Inc. 2.250%, 6/1/20421, 3	1,912,680
		14,009,207
	TECHNOLOGY – 7.7%
944,000	Bottomline Technologies de, Inc. 1.500%, 12/1/20171, 2	1,104,480
1,167,000	Cadence Design Systems, Inc. 2.625%, 6/1/20151, 2	2,193,960

Palmer Square SSI Alternative Income Fund
SCHEDULE OF INVESTMENTS - Continued
As of March 31, 2013

Principal Amount		Value
	CORPORATE BONDS (Continued)
	TECHNOLOGY (Continued)
$2,073,000	Electronic Arts, Inc. 0.750%, 7/15/20161, 2	$2,018,584
1,049,000	GT Advanced Technologies, Inc. 3.000%, 10/1/20171, 2	807,074
3,527,000	Microchip Technology, Inc. 2.125%, 12/15/20371, 2	5,025,975
1,760,000	Micron Technology, Inc. 1.500%, 8/1/20311, 2, 4	2,050,400
2,674,000	Novellus Systems, Inc. 2.625%, 5/15/20411, 2	3,651,681
1,249,000	Take-Two Interactive Software, Inc. 4.375%, 6/1/20141, 2	1,936,731
		18,788,885
	UTILITIES – 1.5%
79,476	CenterPoint Energy, Inc. 3.500%, 9/15/20291, 2, 4, 5	3,680,732

	TOTAL CORPORATE BONDS (Cost $132,707,063)	156,418,270

Number of Shares
	PREFERRED STOCKS – 28.9%
	BASIC MATERIALS – 0.6%
47,929	ArcelorMittal (Luxembourg) 6.000%, 1/15/20161	1,018,491
26,524	Thompson Creek Metals Co., Inc. (Canada) 6.500%, 5/15/20151, 2	441,890
		1,460,381
	COMMUNICATIONS – 2.0%
3,150	Interpublic Group of Cos., Inc. 5.250%, 12/31/20491, 4	3,700,069
12,958	Iridium Communications, Inc. 7.000%, 12/31/20491, 2, 3	1,188,896
		4,888,965
	CONSUMER, CYCLICAL – 1.2%
19,980	Beazer Homes USA, Inc. 7.500%, 7/15/20151, 2	540,459
39,982	Continental Airlines Finance Trust II 6.000%, 11/15/20301, 2, 4	1,884,152

Palmer Square SSI Alternative Income Fund
SCHEDULE OF INVESTMENTS - Continued
As of March 31, 2013

Number of Shares		Value
	PREFERRED STOCKS (Continued)
	CONSUMER, CYCLICAL (Continued)
11,787	Goodyear Tire & Rubber Co. 5.875%, 4/1/20141, 2	$520,838
		2,945,449
	CONSUMER, NON-CYCLICAL – 5.9%
8,558	Alere, Inc. 3.000%, 12/31/20491	1,996,154
27,948	Bunge Ltd. (Bermuda) 4.875%, 12/31/20491, 2	2,945,020
3,073	HealthSouth Corp. 6.500%, 12/31/20491	3,611,543
62,781	Omnicare Capital Trust II 4.000%, 6/15/20331, 4	3,248,917
2,394	Post Holdings, Inc. 3.750%, 12/31/20491, 3	259,462
1,970	Universal Corp. 6.750%, 12/31/20491, 4	2,467,917
		14,529,013
	ENERGY – 5.1%
3,299	Chesapeake Energy Corp. 5.750%, 12/31/20491, 2, 3	3,379,413
9,129	Energy XXI Bermuda Ltd. (Bermuda) 5.625%, 12/31/20491	2,814,299
11,425	Penn Virginia Corp. 6.000%, 12/31/20491	1,068,238
	Sanchez Energy Corp.
37,074	4.875%, 12/31/20491, 2, 3	1,961,444
6,813	6.500%, 12/31/20491, 3	366,199
31,881	SandRidge Energy, Inc. 7.000%, 12/31/20491, 2	2,853,349
		12,442,942
	FINANCIAL – 13.6%
111,644	2010 Swift Mandatory Common Exchange Security Trust 6.000%, 12/31/20131, 3	1,428,697
134,817	Alexandria Real Estate Equities, Inc. 7.000%, 12/31/20491	3,690,615
81,391	AMG Capital Trust II 5.150%, 10/15/20371	4,267,941
42,536	Aspen Insurance Holdings Ltd. (Bermuda) 5.625%, 12/31/20491, 2	2,823,327

Palmer Square SSI Alternative Income Fund
SCHEDULE OF INVESTMENTS - Continued
As of March 31, 2013

Number of Shares		Value
	PREFERRED STOCKS (Continued)
	FINANCIAL (Continued)
1,928	Bank of America Corp. 7.250%, 12/31/20491	$2,356,257
71,972	Health Care REIT, Inc. 6.500%, 12/31/20491	4,498,250
1,218	Huntington Bancshares, Inc. 8.500%, 12/31/20491	1,559,345
11,062	iStar Financial, Inc. 4.500%, 12/31/20491, 4	573,897
29,256	KeyCorp 7.750%, 12/31/20491, 2	3,801,451
38,295	MetLife, Inc. 5.000%, 10/8/20141	1,891,773
1,059	Oriental Financial Group, Inc. (Puerto Rico) 8.750%, 12/31/20491, 2, 3	1,533,829
114,300	Synovus Financial Corp. 8.250%, 5/15/20131, 2	2,779,776
1,900	Wintrust Financial Corp. 5.000%, 12/31/20491	1,976,475
		33,181,633
	TECHNOLOGY – 0.5%
18,202	Unisys Corp. 6.250%, 3/1/20141	1,187,681

	TOTAL PREFERRED STOCKS (Cost $60,808,068)	70,636,064

	TOTAL INVESTMENTS – 92.9% (Cost $193,515,131)	227,054,334
	Other Assets in Excess of Liabilities – 7.1%	17,269,714

	TOTAL NET ASSETS – 100.0%	$244,324,048

	SECURITIES SOLD SHORT – (52.1)%
	COMMON STOCKS – (52.1)%
	BASIC MATERIALS – (1.9)%
(48,888)	ArcelorMittal (Luxembourg)	(637,011)
(49,955)	Horsehead Holding Corp.*	(543,510)
(14,293)	Kaiser Aluminum Corp.	(924,042)
(49,573)	Silver Standard Resources, Inc. (Canada)*	(522,995)
(21,814)	Sterlite Industries India Ltd. - ADR (India)	(152,262)
(110,531)	Stillwater Mining Co.*	(1,429,166)
(120,418)	Thompson Creek Metals Co., Inc.*	(361,254)
		(4,570,240)

Palmer Square SSI Alternative Income Fund
SCHEDULE OF INVESTMENTS - Continued
As of March 31, 2013

Number of Shares		Value
	SECURITIES SOLD SHORT (Continued)
	COMMON STOCKS (Continued)
	COMMUNICATIONS – (9.1)%
(17,640)	Blucora, Inc.*	$(273,067)
(49,453)	Ciena Corp.*	(791,742)
(14,811)	Equinix, Inc.*	(3,203,767)
(126,266)	Interpublic Group of Cos., Inc.	(1,645,246)
(104,787)	Iridium Communications, Inc.*	(630,818)
(46,939)	SBA Communications Corp. - Class A*	(3,380,547)
(900,457)	Sirius XM Radio, Inc.	(2,773,407)
(6,785)	TIBCO Software, Inc.*	(137,193)
(5,212)	Time Warner Cable, Inc.	(500,665)
(20,768)	Time Warner, Inc.	(1,196,652)
(81,731)	VeriSign, Inc.*	(3,864,242)
(72,706)	Virgin Media, Inc.	(3,560,413)
(10,053)	WebMD Health Corp.*	(244,489)
		(22,202,248)
	CONSUMER, CYCLICAL – (6.6)%
(22,811)	Beazer Homes USA, Inc.*	(361,326)
(129,111)	Callaway Golf Co.	(854,715)
(78,309)	DR Horton, Inc.	(1,902,909)
(28,495)	Goodyear Tire & Rubber Co.*	(359,322)
(77,649)	Hawaiian Holdings, Inc.*	(447,258)
(73,933)	JetBlue Airways Corp.*	(510,138)
(11,080)	KB Home	(241,211)
(72,647)	Lennar Corp. - Class A	(3,013,397)
(32,589)	MGM Resorts International*	(428,545)
(74,568)	Regis Corp.	(1,356,392)
(20,656)	Ryland Group, Inc.	(859,703)
(90,223)	Standard Pacific Corp.*	(779,527)
(4,608)	Toll Brothers, Inc.*	(157,778)
(18,963)	United Continental Holdings, Inc.*	(607,006)
(59,246)	WESCO International, Inc.*	(4,301,852)
		(16,181,079)
	CONSUMER, NON-CYCLICAL – (7.7)%
(39,890)	Alere, Inc.*	(1,018,392)
(16,881)	Bunge Ltd.	(1,246,324)
(26,957)	CBIZ, Inc.*	(171,986)
(12,658)	Chiquita Brands International, Inc.*	(98,226)
(20,053)	Cubist Pharmaceuticals, Inc.*	(938,881)
(1,875)	Dendreon Corp.*	(8,869)
(35,464)	Endo Health Solutions, Inc.*	(1,090,873)
(100,016)	Exelixis, Inc.*	(462,074)

Palmer Square SSI Alternative Income Fund
SCHEDULE OF INVESTMENTS - Continued
As of March 31, 2013

Number of Shares		Value
	SECURITIES SOLD SHORT (Continued)
	COMMON STOCKS (Continued)
	CONSUMER, NON-CYCLICAL (Continued)
(60,565)	HealthSouth Corp.*	$(1,597,099)
(3,867)	Illumina, Inc.*	(208,818)
(40,730)	Isis Pharmaceuticals, Inc.*	(689,966)
(2,876)	Live Nation Entertainment, Inc.*	(35,576)
(41,629)	Medicines Co.*	(1,391,241)
(17,253)	Molina Healthcare, Inc.*	(532,600)
(10,502)	NuVasive, Inc.*	(223,798)
(45,034)	Omnicare, Inc.	(1,833,785)
(85,722)	PHH Corp.*	(1,882,455)
(3,543)	Post Holdings, Inc.	(152,101)
(41,032)	Theravance, Inc.*	(969,176)
(34,702)	Universal Corp.	(1,944,700)
(15,055)	Volcano Corp.*	(335,124)
(16,882)	WellPoint, Inc.	(1,118,095)
(30,821)	Wright Medical Group, Inc.*	(733,848)
		(18,684,007)
	DIVERSIFIED – 0.0%
(3,889)	Leucadia National Corp.	(106,675)

	ENERGY – (6.1)%
(2,293)	Alpha Natural Resources, Inc.*	(18,825)
(88,459)	Chesapeake Energy Corp.	(1,805,448)
(45,799)	Cobalt International Energy, Inc.*	(1,291,532)
(67,920)	Energy XXI Bermuda Ltd. (Bermuda)	(1,848,782)
(1,477)	Goodrich Petroleum Corp.*	(23,115)
(51,927)	Newpark Resources, Inc.*	(481,883)
(25,506)	Peabody Energy Corp.	(539,452)
(154,720)	Penn Virginia Corp.	(625,069)
(77,455)	Sanchez Energy Corp.	(1,542,904)
(344,920)	SandRidge Energy, Inc.*	(1,817,728)
(8,359)	SEACOR Holdings, Inc.	(615,891)
(18,021)	Stone Energy Corp.*	(391,957)
(109,043)	Western Refining, Inc.	(3,861,213)
		(14,863,799)
	FINANCIAL – (10.8)%
(10,334)	Affiliated Managers Group, Inc.*	(1,586,992)
(20,450)	Air Lease Corp.	(599,594)
(16,426)	Alexandria Real Estate Equities, Inc. - REIT	(1,165,918)
(91,327)	American Equity Investment Life Holding Co.	(1,359,859)
(89,587)	Amtrust Financial Services, Inc.	(3,104,190)
(47,248)	Aspen Insurance Holdings Ltd. (Bermuda)	(1,822,828)

Palmer Square SSI Alternative Income Fund
SCHEDULE OF INVESTMENTS - Continued
As of March 31, 2013

Number of Shares		Value
	SECURITIES SOLD SHORT (Continued)
	COMMON STOCKS (Continued)
	FINANCIAL (Continued)
(1,777)	Bank of America Corp.	$(21,644)
(50,174)	DFC Global Corp.*	(834,895)
(28,599)	Encore Capital Group, Inc.*	(860,830)
(26,169)	Forest City Enterprises, Inc. - Class A*	(465,023)
(39,140)	Forestar Group, Inc.*	(855,601)
(41,764)	Health Care REIT, Inc. - REIT	(2,836,193)
(8,121)	Huntington Bancshares, Inc.	(60,014)
(101,208)	iStar Financial, Inc. - REIT*	(1,102,155)
(50,767)	KeyCorp	(505,639)
(14,289)	Knight Capital Group, Inc. - Class A*	(53,155)
(31,983)	MetLife, Inc.	(1,215,994)
(17,580)	MGIC Investment Corp.*	(87,021)
(56,416)	National Financial Partners Corp.*	(1,265,411)
(68,567)	Oriental Financial Group, Inc. (Puerto Rico)	(1,063,474)
(123,896)	Radian Group, Inc.	(1,326,926)
(607,636)	Synovus Financial Corp.	(1,683,152)
(31,988)	Walter Investment Management Corp.*	(1,191,553)
(38,507)	Wintrust Financial Corp.	(1,426,299)
		(26,494,360)
	INDUSTRIAL – (4.3)%
(184,885)	Cemex S.A.B. de C.V. - ADR (Mexico)*	(2,257,446)
(101,434)	Covanta Holding Corp.	(2,043,895)
(109,900)	DryShips, Inc. (Greece)*	(224,196)
(82,600)	General Cable Corp.*	(3,025,638)
(8,438)	Greenbrier Cos., Inc.*	(191,627)
(85,465)	Swift Transportation Co.*	(1,211,894)
(115,596)	Vishay Intertechnology, Inc.*	(1,573,261)
		(10,527,957)
	TECHNOLOGY – (5.6)%
(20,417)	Bottomline Technologies de, Inc.*	(582,089)
(134,594)	Cadence Design Systems, Inc.*	(1,874,894)
(16,587)	Electronic Arts, Inc.*	(293,590)
(68,024)	GT Advanced Technologies, Inc.*	(223,799)
(67,607)	Lam Research Corp.*	(2,802,986)
(118,299)	Microchip Technology, Inc.	(4,348,671)
(120,414)	Micron Technology, Inc.*	(1,201,732)
(87,746)	Take-Two Interactive Software, Inc.*	(1,417,098)
(41,864)	Unisys Corp.*	(952,406)
		(13,697,265)
	TOTAL SECURITIES SOLD SHORT (Proceeds $106,044,722)	$(127,327,630)

ADR – American Depository Receipt
REIT – Real Estate Investment Trust

*	Non-income producing security.
1	Convertible security.
2
All or a portion of this security is segregated as collateral for securities sold short.  The aggregate value of segregated securities is $106,104,863.  Cash is held to cover the remaining amount of securities sold short.

3
Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted and may be resold in transactions exempt from registration normally to qualified institutional buyers.

4	Callable.
5	Variable, floating or step rate security.

See accompanying Notes to Financial Statements.

Palmer Square SSI Alternative Income Fund
SUMMARY OF INVESTMENTS
As of March 31, 2013

Security Type/Sector	Percent of Total Net Assets
Corporate Bonds
Financial	10.7%
Communications	9.9%
Consumer, Non-cyclical	9.7%
Consumer, Cyclical	9.1%
Technology	7.7%
Energy	6.3%
Industrial	5.7%
Basic Materials	3.4%
Utilities	1.5%
Total Corporate Bonds	64.0%
Preferred Stocks
Financial	13.6%
Consumer, Non-cyclical	5.9%
Energy	5.1%
Communications	2.0%
Consumer, Cyclical	1.2%
Basic Materials	0.6%
Technology	0.5%
Total Preferred Stocks	28.9%
Total Investments	92.9%
Other Assets in Excess of Liabilities	7.1%
Total Net Assets	100.0%

See accompanying Notes to Financial Statements.

Palmer Square SSI Alternative Income Fund
STATEMENT OF ASSETS AND LIABILITIES
As of March 31, 2013

Assets:
Investments, at value (cost $193,515,131)	$227,054,334
Cash	9,132,745
Cash deposited with broker for securities sold short	133,832,907
Receivables:
Investment securities sold	1,961,414
Fund shares sold	476,275
Dividends and interest	1,763,796
Custodian	5,000
Prepaid expenses	25,557
Prepaid offering costs	11,406
Total assets	374,263,434

Liabilities:
Securities sold short, at value (proceeds $106,044,722)	127,327,630
Payables:
Investment securities purchased	2,172,443
Subadvisory fees	190,261
Advisory fees	53,826
Shareholder servicing fees (Note 6)	19,301
Distribution fees - Class A (Note 7)	3,685
Dividends on securities sold short	49,932
Administration fees	21,573
Fund accounting fees	17,465
Auditing fees	16,446
Transfer agent fees and expenses	12,410
Custody fees	11,286
Chief Compliance Officer fees	578
Trustees' fees and expenses	168
Accrued other expenses	42,382
Total liabilities	129,939,386

Net Assets	$244,324,048

Components of Net Assets:
Capital (par value of $0.01 per share with an unlimited number of shares authorized)	$231,267,006
Accumulated net investment loss	(155,073)
Accumulated net realized gain on investments and securities sold short	955,820
Net unrealized appreciation (depreciation) on:
Investments	33,539,203
Securities sold short	(21,282,908)
Net Assets	$244,324,048

Maximum Offering Price per Share:
Class A Shares:
Net assets applicable to shares outstanding	$20,641,742
Shares outstanding	1,991,460
Redemption price	10.37
Maximum sales charge (5.75%* of offering price)	0.63
Maximum offering price to public**	$11.00

Class I Shares:
Net assets applicable to shares outstanding	$223,682,306
Shares outstanding	21,569,042
Redemption price	$10.37

*	On sales of $50,000 or more, the sales charge will be reduced.
**	Class A shares of the Fund are subject to a Contingent Deferred Sales Charge (“CDSC”) of 1% on certain redemptions of Class A shares made within one year of purchase.

See accompanying Notes to Financial Statements.

Palmer Square SSI Alternative Income Fund
STATEMENT OF OPERATIONS
For the Period May 25, 2012* to March 31, 2013

Investment Income:
Dividends (net of foreign withholding taxes of $4,633)	$3,336,440
Interest (net of foreign withholding taxes of $188)	964,117
Total investment income	4,300,557

Expenses:
Subadvisory fees	1,488,483
Dividends on securities sold short	1,160,407
Advisory fees	548,388
Interest expense	324,534
Administration fees	131,230
Fund accounting fees	81,863
Offering cost	64,280
Transfer agent fees and expenses	58,373
Registration fees	38,024
Miscellaneous	37,059
Custody fees	34,773
Shareholder servicing fees (Note 6)	25,407
Auditing fees	16,446
Distribution fees - Class A (Note 7)	14,943
Legal fees	12,000
Trustees' fees and expenses	7,640
Chief Compliance Officer fees	5,626
Shareholder reporting fees	5,601
Insurance fees	2,474

Total expenses	4,057,551
Advisory fees waived	(197,587)
Net expenses	3,859,964
Net investment income	440,593

Realized and Unrealized Gain (Loss) on Investments and Securities Sold Short:
Net realized gain (loss) on:
Investments	4,328,064
Securities sold short	(2,977,710)
Net realized gain	1,350,354
Net change in unrealized appreciation/depreciation on:
Investments	25,648,402
Securities sold short	(19,683,695)
Net change in unrealized appreciation/depreciation	5,964,707
Net realized and unrealized gain on investments and securities sold short	7,315,061

Net Increase in Net Assets from Operations	$7,755,654

*	Commencement of operations.

See accompanying Notes to Financial Statements.

Palmer Square SSI Alternative Income Fund
STATEMENT OF CHANGES IN NET ASSETS

For the Period
May 25, 2012*
to March 31, 2013
Increase (Decrease) in Net Assets from:
Operations:
Net investment income	$440,593
Net realized gain on investments and securities sold short	1,350,354
Net change in unrealized appreciation/depreciation on investments
and securities sold short	5,964,707
Net increase in net assets resulting from operations	7,755,654

Distributions to Shareholders:
From net investment income:
Class A	(10,197)
Class I	(186,059)
From net realized gain:
Class A	(52,835)
Class I	(670,223)
Total distributions	(919,314)

Capital Transactions:
Net proceeds from shares sold:
Class A	20,988,191
Class I	61,595,262
Class I capital issued in connection with reorganization of private fund (Note 1)	159,793,680
Reinvestment of distributions:
Class A	39,808
Class I	835,544
Cost of shares redeemed:
Class A	(636,830)
Class I	(5,127,947)
Net increase from capital transactions	237,487,708

Total increase in net assets	244,324,048

Net Assets:
Beginning of period	-
End of period	$244,324,048

Accumulated net investment loss	$(155,073)

Capital Share Transactions:
Shares sold:
Class A	2,049,461
Class I	6,007,717
Class I shares issued in connection with reorganization of private fund (Note 1)	15,979,368
Reinvestment of distributions:
Class A	3,895
Class I	81,836
Shares redeemed:
Class A	(61,896)
Class I	(499,879)
Net increase from capital share transactions	23,560,502

*	Commencement of operations.

See accompanying Notes to Financial Statements.

Palmer Square SSI Alternative Income Fund
STATEMENT OF CASH FLOWS
For the Period May 25, 2012* to March 31, 2013

Increase in Cash
Cash flows provided by/(used for) operating activities:
Net increase in net assets resulting from operations	$7,755,654
Adjustments to reconcile net increase in net assets from operations to net cash used for operating activities:
Cash received in connection with reorganization of private fund (Note 1)	97,967,267
Increase in cash deposited with broker for securites sold short	(133,832,907)
Purchase of investment securities	(143,501,034)
Proceeds from sale of investment securities	74,851,090
Proceeds from short sale	78,672,467
Closed short transactions	(43,062,827)
Increase in dividends and interest receivables	(995,362)
Increase in receivables for investment securities sold	(1,961,414)
Increase in other assets	(41,963)
Increase in payables for investment securities purchased	2,172,443
Increase in payables for dividends on securities sold short	46,227
Increase in Advisory and Subadvisory fees	244,087
Increase in accrued expenses	145,294
Increase in amortization	1,690,345
Net realized gain on investments and securities sold short	(1,350,354)
Net change in unrealized appreciation/depreciation on investments and
securities sold short	(5,964,707)
Net cash provided by operating activities	(67,165,694)
Cash flows provided by financing activities:
Proceeds from sale of shares	82,107,178
Redemption of shares	(5,764,777)
Dividends paid to shareholders, net of reinvestments	(43,962)
Net cash provided by financing activities	76,298,439

Net Increase in Cash	9,132,745

Cash:
Beginning balance	-
Ending balance	$9,132,745

Non cash financing activities not included herein consist of $159,793,680 of capital issued in exchange for the  net assets of a private fund (Note 1) and $875,352 of reinvested dividends.

*	Commencement of operations.

See accompanying Notes to Financial Statements.

Palmer Square SSI Alternative Income Fund
FINANCIAL HIGHLIGHTS
Class A

Per share operating performance.
For a capital share outstanding throughout the period.

	For the Period
	May 25, 2012*
	to March 31, 2013
Net asset value, beginning of period	$10.00
Income from Investment Operations:
Net investment income1	-	2
Net realized and unrealized gain on investments	0.42
Total from investment operations	0.42

Less Distributions:
From net investment income	(0.01)
From net realized gain	(0.04)
Total distributions	(0.05)

Net asset value, end of period	$10.37

Total return3	4.17%	4

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$20,642

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	2.82%	5
After fees waived and expenses absorbed	2.70%	5
Ratio of expenses to average net assets (excluding interest expense, dividends on securities sold short and shareholder servicing fees):
Before fees waived and expenses absorbed	1.86%	5
After fees waived and expenses absorbed	1.74%	5

Ratio of net investment income (loss) to average net assets:
Before fees waived and expenses absorbed	(0.08)%	5
After fees waived and expenses absorbed	0.04%	5
Ratio of net investment income to average net assets (excluding interest expense, dividends on securities sold short and shareholder servicing fees):
Before fees waived and expenses absorbed	0.88%	5
After fees waived and expenses absorbed	1.00%	5

Portfolio turnover rate	47%	4

*	Commencement of operations.
1	Based on average shares outstanding for the period.
2	Amount represents less than $0.01 per share.
3
Total returns would have been lower had expenses not been waived or absorbed by the Advisor. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Returns shown do not include payment of sales load of 5.75% of offering price which is reduced on sales of $50,000 or more.  Returns shown do not include payment of a Contingent Deferred Sales Charge (“CDSC”) of 1% on certain redemptions of Class A shares made within one year of purchase. If the sales charge was included total returns would be lower.

4	Not annualized.
5	Annualized.

See accompanying Notes to Financial Statements.

Palmer Square SSI Alternative Income Fund
FINANCIAL HIGHLIGHTS
Class I

Per share operating performance.
For a capital share outstanding throughout the period.

	For the Period
	May 25, 2012*
	to March 31, 2013
Net asset value, beginning of period	$10.00
Income from Investment Operations:
Net investment income1	0.03
Net realized and unrealized gain on investments	0.39
Total from investment operations	0.42

Less Distributions:
From net investment income	(0.01)
From net realized gain	(0.04)
Total distributions	(0.05)

Net asset value, end of period	$10.37

Total return	4.21%	2

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$223,682

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	2.57%	3
After fees waived and expenses absorbed	2.45%	3
Ratio of expenses to average net assets (excluding interest expense, dividends on securities sold short and shareholder servicing fees):
Before fees waived and expenses absorbed	1.61%	3
After fees waived and expenses absorbed	1.49%	3

Ratio of net investment income to average net assets:
Before fees waived and expenses absorbed	0.17%	3
After fees waived and expenses absorbed	0.29%	3
Ratio of net investment income to average net assets (excluding interest expense, dividends on securities sold short and shareholder servicing fees):
Before fees waived and expenses absorbed	1.13%	3
After fees waived and expenses absorbed	1.25%	3

Portfolio turnover rate	47%	2

*	Commencement of operations.
1	Based on average shares outstanding for the period.
2	Not annualized.
3	Annualized.

See accompanying Notes to Financial Statements.

Palmer Square SSI Alternative Income Fund
NOTES TO FINANCIAL STATEMENTS
March 31, 2013

Note 1 – Organization
Palmer Square SSI Alternative Income Fund (the ‘‘Fund’’) was organized as a non-diversified series of Investment Managers Series Trust, a Delaware statutory trust (the “Trust”) which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).  The Fund’s primary investment objective is to seek income and absolute return.  The Fund commenced investment operations on May 25, 2012, with two classes of shares, Class A and Class I.

The Fund commenced operations on May 25, 2012, prior to which its only activity was the receipt of a $2,500 investment from principals of the Fund’s advisor and a $159,793,680 transfer of Class I shares of the Fund in exchange for the net assets of the SSI Hedged Convertible Income Fund, L.P., a California limited partnership (the “Partnership”).  This exchange was nontaxable, whereby the Fund issued 15,979,368 shares for the net assets of the Partnership on May 29, 2012.  Cash and the investment portfolio of the Partnership with a fair value of $130,118,269 on long securities and $69,056,585 on short sales (identified cost of investment transferred were $122,651,515 on long securities and $67,457,372 on short sales) were the primary assets received by the Fund.  For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from the Partnership was carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amount distributable to shareholders for tax purposes.

Note 2 – Accounting Policies
The following is a summary of the significant accounting policies consistently followed by the Fund in the preparation of its financial statements.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements.  Actual results could differ from these estimates.

(a) Valuation of Investments
The Fund values equity securities at the last reported sale price on the principal exchange or in the principal over the counter (“OTC”) market in which such securities are traded, as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean between the last available bid and asked prices on that day.  Securities traded on the NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”).  All other types of securities, including restricted securities and securities for which market quotations are not readily available, are valued at fair value as determined in accordance with procedures established in good faith by the Board of Trustees.  Short-term securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value.

A Fund’s assets are valued at their fair market value.  If a market quotation is not readily available for a portfolio security, the security will be valued at fair value (the amount which the Fund might reasonably expect to receive for the security upon its current sale) as determined in good faith by the Fund’s advisor, subject to review and approval by the Valuation Committee, pursuant to procedures adopted by the Board of Trustees.  The actions of the Valuation Committee are subsequently reviewed by the Board at its next regularly scheduled board meeting.  The Valuation Committee meets as needed.  The Valuation Committee is comprised of all the Trustees but action may be taken by any one of the Trustees.

(b) Short Sales
Short sales are transactions under which the Fund sells a security it does not own.  To complete such a transaction, the Fund must borrow the security to make delivery to the buyer.  The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of replacement.  The price at such time may be more or less than the price at which the security was sold by the Fund.  Until the security is replaced, the Fund is required to pay the lender amounts equal to dividend or interest that accrues during the period of the loan which is recorded as an expense.  To borrow the security, the Fund also may be required to pay a premium or an interest fee, which are recorded as interest expense.  The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.  A gain, limited to the price at which the Fund sells the security short, or a loss, potentially unlimited in size, will be recognized upon the closing of a short sale.  The Fund may not always be able to borrow a security or to close out a short position at a particular time or at an acceptable price.  If the price of the borrowed security increases between the date of the short sale and the date on which the Fund replaces the security, the Fund will experience a loss.  The Fund’s loss on a short sale is limited only by the maximum attainable price of the security (which could be limitless) less the price the Fund paid for the security at the time it was borrowed.

Palmer Square SSI Alternative Income Fund
NOTES TO FINANCIAL STATEMENTS - Continued
March 31, 2013

(c) Preferred Stocks
Preferred stocks are a class of stock having a preference over common stock as to the payment of dividends and the recovery of investment in the event a company is liquidated, although preferred stock is usually subordinate to the debt securities of the issuer. Preferred stock typically does not possess voting rights and its market value may change based on changes in interest rates. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline.

(d) Investment Transactions, Investment Income and Expenses
Investment transactions are accounted for on the trade date.  Realized gains and losses on investments are determined on the identified cost basis.  Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis.  Withholding taxes on foreign dividends have been provided for in accordance with the company’s understanding of the applicable country’s tax rules and rates.  Discounts or premiums on debt securities are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.  Expenses incurred by the Trust with respect to more than one fund are allocated in proportion to the net assets of each fund except where allocation of direct expenses to each fund or an alternative allocation method can be more appropriately made.

The Fund incurred offering costs of approximately $75,686, which are being amortized over a one-year period from May 25, 2012 (commencement of operations).

In conjunction with the use of short sales the Fund may be required to maintain collateral in various forms.  At March 31, 2013 such collateral is denoted in the Fund’s Schedule of Investments.

(e) Federal Income Taxes
The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized gains to its shareholders.  Therefore, no provision is made for federal income or excise taxes.  Due to the timing of dividend distributions and the differences in accounting for income and realized gains and losses for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains and losses are recorded by the Fund.

Accounting for Uncertainty in Income Taxes (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination.  A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations.

Palmer Square SSI Alternative Income Fund
NOTES TO FINANCIAL STATEMENTS - Continued
March 31, 2013

The Income Tax Statement requires management of the Funds to analyze tax positions taken in the prior three open tax years, if any, and tax positions expected to be taken in the Fund’s current tax year, as defined by the IRS statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities.  As of and during the period ended March 31, 2013, the Fund did not have a liability for any unrecognized tax benefits.  The Fund has no examination in progress and is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(f) Distributions to Shareholders
The Fund will make distributions of net investment income and capital gains, if any, at least annually.  Distributions to shareholders are recorded on the ex-dividend date.  The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The character of distributions made during the year from net investment income or net realized gains may differ from the characterization for federal income tax purposes due to differences in the recognition of income, expense and gain (loss) items for financial statement and tax purposes.  Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

Note 3 – Investment Advisory and Other Agreements
The Trust, on behalf of the Fund, entered into an Investment Advisory Agreement (the “Agreement”) with Palmer Square Capital Management LLC (the “Advisor”).  Under the terms of the Agreement, the Fund pays a monthly investment advisory fee to the Advisor at the annual rate of 0.35% of the Fund’s average daily net assets.  The Trust, on behalf of the Fund, has also entered into a Sub-Advisory Agreement with SSI Investment Management, Inc. (the “Sub-Advisor”).  The Fund’s Advisor and Sub-Advisor have contractually agreed to waive its fees and/or pay for expenses of the Fund to ensure that total annual fund operating expenses (excluding any shareholder servicing plan fees, front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, dividend or interest expenses on short sales, acquired fund fees and expenses as determined in accordance with Form N1-A, expenses incurred in connection with any merger or reorganization, and extraordinary expense such as litigation) do not exceed 1.74% and 1.49% of the average daily net assets of the Fund's Class A shares and Class I shares, respectively.  The expense limitation agreement has been structured so that the Advisor will first be required to waive an amount up to its entire management fee (0.35%) before the Sub-Advisor will be required to waive its fee or absorb Fund operating expenses that exceed the amount of the Advisor’s fee.  This agreement is effective until April 30, 2013 and is subject thereafter to annual re-approval of the agreement by the Advisor, Sub-Advisor, and the Trust’s Board of Trustees.  This agreement may be terminated with the consent of the Trust’s Board of Trustees.

For the period May 25, 2012 (commencement of operations) through March 31, 2013, the Advisor waived $197,587 of its advisory fees and the Sub-Advisor waived none of its sub-advisory fees.  The Advisor and Sub-Advisor may recover from the Fund fees and/or expenses previously waived and/or absorbed, if the Fund’s expense ratio, including the recovered expenses, falls below the expense limit at which they were waived.  The Advisor and Sub-Advisor are permitted to seek reimbursement from the Fund for a period three fiscal years following the fiscal year in which such reimbursements occurred.  At March 31, 2013, the amount of these potentially recoverable expenses was $197,587.  The Advisor may recapture all or a portion of this amount no later than May 31, 2016.

Palmer Square SSI Alternative Income Fund
NOTES TO FINANCIAL STATEMENTS - Continued
March 31, 2013

On January 1, 2013, IMST Distributors, LLC succeeded Grand Distribution Services, LLC (“GDS”) as the Fund’s distributor; UMB Fund Services, Inc. (“UMBFS”) serves as the Fund’s fund accountant, transfer agent and co-administrator; and Mutual Fund Administration Corporation (“MFAC”) serves as the Fund’s other co-administrator.  JP Morgan Chase Bank, N.A. serves as the Fund’s custodian.

For the period May 25, 2012 (commencement of operations) through December 31, 2012, GDS received $1,131 in commissions.

Certain trustees and officers of the Trust are employees of UMBFS or MFAC.  The Fund does not compensate trustees and officers affiliated with the Fund’s co-administrators.  For the period May 25, 2012 (commencement of operations) through March 31, 2013, the Fund’s allocated fees incurred for Trustees who are not affiliated with the Fund’s co-administrators are reported on the Statement of Operations.

Cipperman & Co. provides Chief Compliance Officer (“CCO”) services to the Trust.  The Fund’s allocated fees incurred for CCO services for the period May 25, 2012 (commencement of operations) through March 31, 2013 are reported on the Statement of Operations.

Note 4 – Federal Income Taxes
At March 31, 2013, the cost of securities and proceeds from securities sold short on a tax basis and gross unrealized appreciation and (depreciation) on investments and securities sold short for federal income tax purposes were as follows:

Cost of investments	$193,359,781

Proceeds from securities sold short	$(104,681,620)

Gross unrealized appreciation	$38,352,242
Gross unrealized depreciation	(27,303,699)

Net appreciation on investments and securities sold short	$11,048,543

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

GAAP requires that certain components of net assets be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.  For the period May 25, 2012 (commencement of operations) through March 31, 2013, permanent differences in book and tax accounting have been reclassified to paid in capital, accumulated net investment income/loss and accumulated net realized gain/loss as follows:

Increase (Decrease)
Paid in Capital	Accumulated Net Investment Income/Loss	Accumulated Net Realized Gain/Loss
$70,886	$(399,410)	$328,524

Palmer Square SSI Alternative Income Fund
NOTES TO FINANCIAL STATEMENTS - Continued
March 31, 2013

As of March 31, 2013, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary income	$1,135,667
Undistributed long-term capital gains	2,163,572
Tax accumulated earnings	3,299,239

Accumulated capital and other losses	-
Other differences	(1,290,740)
Net unrealized appreciation on investments and securities sold short	11,048,543
Total accumulated earnings	$13,057,042

The tax character of the distribution paid during the period May 25, 2012 (commencement of operations) through March 31, 2013 was as follows:

Distributions paid from:	2013
Ordinary income	$196,256
Net long-term capital gains	723,058
Total taxable distributions	919,314
Total distributions paid	$919,314

Note 5 – Investment Transactions
For the period May 25, 2012 (commencement of operations) through March 31, 2013, purchases and sales of investments, excluding short-term investments, were $143,595,244 and $74,851,090, respectively.   Securities sold short and short securities covered were $78,672,467 and $43,062,827, respectively, for the same period.

Note 6 – Shareholder Servicing Plan
The Trust, on behalf of the Fund, has adopted a Shareholder Servicing Plan to pay a fee at an annual rate of up to 0.25% of average daily net assets of shares serviced by shareholder servicing agents who provide administrative and support services to their customers.

For the period May 25, 2012 (commencement of operations) through March 31, 2013, shareholder servicing fees incurred are disclosed on the Statement of Operations.

Note 7 – Distribution Plan
The Trust, on behalf of the Fund, has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act that allows the Fund to pay distribution fees for the sale and distribution of its Class A shares.  The Plan provides for the payment of distribution fees at the annual rate of up to 0.25% of average daily net assets attributable to Class A shares.

For the period May 25, 2012 (commencement of operations) through March 31, 2013, distribution fees incurred with respect to Class A shares are disclosed on the Statement of Operations.

Note 8 – Indemnifications
In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications.  The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, the Fund expects the risk of loss to be remote.

Palmer Square SSI Alternative Income Fund
NOTES TO FINANCIAL STATEMENTS - Continued
March 31, 2013

Note 9 – Fair Value Measurements and Disclosure
Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements.  It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly, and how that information must be incorporated into a fair value measurement.

Under Fair Value Measurements and Disclosures, various inputs are used in determining the value of the Fund’s investments.  These inputs are summarized into three broad Levels as described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

•
Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•
Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.  To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy.  In such cases, for disclosure purposes, the Level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest Level input that is significant to the fair value measurement in its entirety.

In addition, the Fund has adopted Accounting Standards Update No. 2011-04 Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs which amends Fair Value Measurements and Disclosures to establish common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and International Financial Reporting Standards.  Enhanced disclosure is required to detail any transfers in to and out of Level 1 and Level 2 measurements and Level 2 and Level 3 measurements and the reasons for the transfers.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used, as of March 31, 2013, in valuing the Fund’s assets carried at fair value:

Palmer Square SSI Alternative Income Fund
NOTES TO FINANCIAL STATEMENTS - Continued
March 31, 2013

	Level 1	Level 2	Level 3**	Total
Assets
Investments
Corporate Bonds*	$-	$156,418,270	$-	$156,418,270
Preferred Stocks
Basic Materials	441,890	1,018,491	-	1,460,381
Communications	-	4,888,965	-	4,888,965
Consumer, Cyclical	540,459	2,404,990	-	2,945,449
Consumer, Non-cyclical	-	14,529,013	-	14,529,013
Energy	-	12,442,942	-	12,442,942
Financial	1,891,773	31,289,860	-	33,181,633
Technology	-	1,187,681	-	1,187,681
Total Assets	$2,874,122	$224,180,212	$-	$227,054,334

Liabilities
Securities Sold Short
Common Stocks*	$(127,327,630)	$-	$-	$(127,327,630)
Total Liabilities	$(127,327,630)	$-	$-	$(127,327,630)

*
All corporate bonds held in the Fund are Level 2 securities and all common stocks held in the Fund are Level 1 securities.  For a detailed break-out by major industry classification, please refer to the Schedule of Investments.

**	The Fund did not hold any Level 3 securities at period end.

Transfers are recognized at the end of the reporting period.  There were no transfers at period end.

Note 10 – Recently Issued Accounting Pronouncements
In January 2013, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2013-01 Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. This update gives additional clarification to the FASB ASU No. 2011-11 Disclosures about Offsetting Assets and Liabilities.  The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods.  The guidance requires retrospective application for all comparative periods presented.  Management is currently evaluating the impact ASU 2013-01 will have on the financial statement disclosures.

Note 11 – Events Subsequent to the Fiscal Period End
The Fund has adopted financial reporting rules regarding subsequent events which require an entity to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the balance sheet. Management has evaluated the Fund’s related events and transactions that occurred through the date of issuance of the Fund’s financial statements.  There were no events or transactions that occurred during this period that materially impacted the amounts or disclosures in the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders
Investment Managers Series Trust

We have audited the accompanying statement of assets and liabilities of the Palmer Square SSI Alternative Income Fund (the “Fund”), a series of Investment Managers Series Trust, including the schedule of investments, as of March 31, 2013, and the related statement of operations, the statement of changes in net assets, the statement of cash flows and the financial highlights for the period May 25, 2012 (commencement of operations) to March 31, 2013.  These financial statements and financial highlights are the responsibility of the Fund’s management.   Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.   Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2013, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Palmer Square SSI Alternative Income Fund as of March 31, 2013, and the results of its operations, cash flows, the changes in its net assets, and its financial highlights for the period May 25, 2012 to March 31, 2013, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
May 30, 2013

Palmer Square SSI Alternative Income Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Long-Term Capital Gains Designation

Pursuant to IRC 852 (b)(3) of the Internal Revenue Code the Fund hereby designates $723,058 as long-term capital gains distributed during the year ended March 31, 2013.

Tax Information

For the year ended March 31, 2013, 100.00% of dividends to be paid from net investment income from the Fund, is designated as qualified dividend income.
For the year ended March 31, 2013, 100.00% of the dividends to be paid from net investment income from the Fund, is designated as dividends received deduction available to corporate shareholders.

Trustees and Officer Information

Additional information about the Trustees is included in the Fund’s Statement of Additional Information which is available, without charge, upon request by calling (866) 933-9033 or on the Fund’s website at http://www.palmersquarecap.com.  The Trustees and officers of the Fund and their principal occupations during the past five years are as follows:

Name, Address, Year of Birth and Position(s) held with Trust	Term of Officec and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Independent Trustees:
Charles H. Miller a (born 1947) Trustee	Since November 2007	Retired as of 2013. Executive Vice President, Client Management and Development, Access Data, a Broadridge Company, a provider of technology and services to asset management firms (1997-2012).	63	None
Ashley Toomey Rabun a (born 1952) Trustee and Chairperson of the Board	Since November 2007	President and Founder, InvestorReach, Inc. a financial services consulting firm (1996-present).	63	None
William H. Young a (born 1950) Trustee	Since November 2007	Independent financial services consultant (1996-present); Interim CEO, Unified Fund Services (now Huntington), a mutual fund service provider (2003-2006); Board Member Emeritus-NICSA.	63	None
Interested Trustees:
John P. Zader a † (born 1961) Trustee and President	Since November 2007 as Trustee and December 2007 as President	CEO, UMB Fund Services, Inc., a mutual and hedge fund service provider, and the transfer agent, fund accountant, and co-administrator for the Fund, and affiliate of the custodian (2006-present); Consultant to Jefferson Wells International, a provider of professional services for multiple industries, including financial services organizations (2006); Senior Vice President and Chief Financial Officer, U.S. Bancorp Fund Services, LLC, a mutual and hedge fund service provider (1988-2006).	63	None

Palmer Square SSI Alternative Income Fund
SUPPLEMENTAL INFORMATION (Unaudited)

Name, Address, Year of Birth and Position(s) held with Trust	Term of Officec and Length of Time Served	Principal Occupation During the Past Five Years and Other Affiliations	Number of Portfolios in the Fund Complex Overseen by Trustee	Other Directorships Held During the Past Five Years by Trustee
Eric M. Banhazlb† (born 1957) Trustee and Vice President	Since January 2008 as Trustee and December 2007 as Vice President	President, Mutual Fund Administration Corp. (2006 – present).	63	None
Officers of the Trust
Rita Dam b (born 1966) Treasurer and Assistant Secretary	Since December 2007	Vice President, Mutual Fund Administration Corp. (2006 – present).	N/A	N/A
Joy Ausili b (born 1966) Secretary and Assistant Treasurer	Since December 2007	Vice President, Mutual Fund Administration Corp. (2006 – present).	N/A	N/A
Terrance P. Gallagher, CPA, JD a (born 1958) Vice President	Since December 2007
Executive Vice President, UMB Fund Services, Inc. (2007 – present); Director of Compliance, Unified Fund Services Inc. (2004 – 2007); Partner, The Academy of Financial Services Studies and Precision Marketing Partners (1998 - 2004); Senior Vice President, Chief Financial Officer and Treasurer of AAL Capital Management and The AAL Mutual Funds (1987 - 1998).
			N/A	N/A
Todd Cipperman b (born 1966) Chief Compliance Officer	Since December 2009	Founder and Principal, Cipperman & Company/Cipperman Compliance Services (2004 – present).	N/A	N/A

a	Address for certain Trustees and certain officers: 803 West Michigan Street, Milwaukee, WI 53233.
b	Address for Mr. Banhazl, Ms. Ausili and Ms. Dam: 2220 E. Route 66, Suite 226, Glendora, CA 91740. Address for Mr. Cipperman: 500 Swedesford Road, Suite 104, Wayne, PA 19087.
c	Trustees and officers serve until their successors have been duly elected.
†
Mr. Zader is an “interested person” of the Trust by virtue of his position with UMB Fund Services, Inc., the transfer agent, fund accountant and co-administrator of the Fund and the Fund’s custodian, UMB Bank, n.a.  Mr. Banhazl is deemed to be an “interested person” of the Trust by virtue of his position with Mutual Fund Administration Corp., the Fund’s co-administrator.

Palmer Square SSI Alternative Income Fund
EXPENSE EXAMPLE
For the Six Months Ended March 31, 2013 (Unaudited)

Expense Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payment of Class A shares; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (Class A only); and other Fund expenses.  The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from 10/1/12 to 3/31/13.

Actual Expenses
The information in the row titled “Actual Performance” of the table below provides actual account values and actual expenses.  You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information in the row titled “Hypothetical (5% annual return before expenses)” of the table below provides hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (load) or contingent deferred sales charges.  Therefore, the information under the headings “Hypothetical (5% annual return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value	Ending Account Value	Expenses Paid During Period*
		10/1/12	3/31/13	10/1/12 – 3/31/13
Class A	Actual Performance*	$1,000.00	$1,021.30	$13.71
	Hypothetical (5% annual return before expenses)	1,000.00	1,011.43	13.64
Class I	Actual Performance*	1,000.00	1,021.60	13.11
	Hypothetical (5% annual return before expenses)	1,000.00	1,012.03	13.05

*
Expenses are equal to the Fund’s annualized expense ratio of 2.72% and 2.60% for Class A and Class I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the six month period).  The expense ratios reflect an expense waiver.  Assumes all dividends and distributions were reinvested.

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Investment Advisor
Palmer Square Capital Management LLC
11300 Tomahawk Creek Parkway, Suite 200
Leawood, Kansas 66211

Independent Counsel
Bingham McCutchen LLP
355 S. Grand Avenue, Suite 4400
Los Angeles, California 90071

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

Custodian
JP Morgan Chase Bank, N.A.
14201 Dallas Parkway
Dallas, Texas 75254

 Fund Co-Administrator
Mutual Fund Administration Corporation
2220 E. Route 66, Suite 226
Glendora, California 91740

Fund Co-Administrator, Transfer Agent and Fund Accountant
UMB Fund Services, Inc.
803 West Michigan Street
Milwaukee, Wisconsin 53233-2301

Distributor
IMST Distributors, LLC
Three Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

FUND INFORMATION

	TICKER	CUSIP
Palmer Square SSI Alternative Income Fund – Class I	PSCIX	461418 246
Palmer Square SSI Alternative Income Fund – Class A	PSCAX	461418 253

Privacy Principles of the Palmer Square SSI Alternative Income Fund for Shareholders
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund.  The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

This report is sent to shareholders of the Palmer Square SSI Alternative Income Fund for their information.  It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Policies and Procedures
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund (toll-free) at 866-933-9033, or on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Proxy Voting Record
Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund (toll-free) at 866-933-9033, or by accessing the Fund’s Form N-PX on the SEC’s website at www.sec.gov.

Form N-Q Disclosure
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available on the SEC website at  www.sec.gov or by calling the Fund (toll-free) at 866-933-9033.  The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (202) 551-8090.

Palmer Square SSI Alternative Income Fund
P.O. Box 2175
Milwaukee, WI 53201
Toll Free: 866-933-9033

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-866-933-9033.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that the Registrant does not have an audit committee financial expert serving on its audit committee.  The audit committee is composed of the Registrant’s three independent Trustees, each of whom possesses extensive industry experience, but none of whom has all of the technical attributes identified in Instruction 2(b) to Item 3 of Form N-CSR to qualify as an “audit committee financial expert.”  The Board of Trustees believes that the audit committee has sufficient knowledge and experience to meet its obligations as the audit committee of the Registrant.  In addition, the Board of Trustees notes that the audit committee has the authority to retain any experts necessary to carry out its duties.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. "Audit services" refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. "Audit-related services" refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. "Tax services" refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no "other services" provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 3/31/2013	FYE 3/31/2012
Audit Fees	$13,500	N/A
Audit-Related Fees	N/A	N/A
Tax Fees	$2,500	N/A
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Weller LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 3/31/2013	FYE 3/31/2012
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant's accountant for services to the registrant and to the registrant's investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

Non-Audit Related Fees	FYE 3/31/2013	FYE 3/31/2012
Registrant	N/A	N/A
Registrant’s Investment Advisor	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed February 5, 2009.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Investment Managers Series Trust

By (Signature and Title)	/s/ John P. Zader
John P. Zader, President

Date	6/7/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ John P. Zader
John P. Zader, President

Date	6/7/2013

By (Signature and Title)	/s/ Rita Dam
Rita Dam, Treasurer

Date	6/7/2013